Exhibit 99.2

Interim Results From the First Clinical Gene Therapy Trial for CLN6 Batten Disease de los Reyes E1, Meyer K1,2, Lehwald L1, Albright C1, Castelli J3, Jiang H3, Reha A3, Barth JA3 1Nationwide Children’s Hospital, Columbus, OH, USA; 2Department of Pediatrics, Ohio State University, Columbus, OH, USA; 3Amicus Therapeutics, Inc., Cranbury, NJ, USA BACKGROUND • Mutations in the CLN6 gene cause lysosomal dysfunction that leads to a variant late-infantile form of neuronal ceroid lipofuscinosis, or Batten disease, a rare and fatal neurodegenerative disorder1,2 • The onset of CLN6-type Batten disease is typically between the age of 2-5 years, and affected children experience language delay, motor regression, epilepsy, decline of vision, and premature death, often occurring in late childhood1,2 • There is currently no treatment for this rapidly progressive disease • Current management strategies focus on symptomatic treatment and supportive care1 OBJECTIVES • To evaluate the safety and effectiveness of CLN6 gene transfer using an adeno-associated virus serotype 9 (AAV9) vector in the first intrathecal gene therapy clinical trial for children with CLN6-type Batten disease METHODS Study Design • This is an open-label, single-site phase 1/2 trial of single-dose CLN6 gene transfer via intrathecal injection into the lumbar spinal cord region in children with CLN6-type Batten disease (for study design see Figure 1) • CLN6 gene was delivered using a self-complementary AAV serotype 9 (scAAV9) under the control of a chicken-β-actin promoter • Efficacy assessments include the Hamburg Scale, which rates motor function and language (HM+L)3 (Figure 2), as well as vision and seizures4 Figure 1. Study Design Key Eligibility Criteria • Diagnosis of CLN6 determined by genotyping • Hamburg motor and language score ≥3 • Age ≥1 year Efficacy Evaluations • Hamburg Scale • Additional measures include: UBDRS, Cognitive and Language Ability, Vision, QOL, Ophthalmologic Assessments, Brain MRI Day 1-3 Screening/Baseline Assessments Day 7 Day 14 Day 21 Day 30 Q3 month visits thereafter Safety Evaluations • AEs • Vital signs • Physical/neurological exam • Blood and urine laboratory parameters • ECG • Laboratory parameters of immune response evaluation Month 24: completion of evaluation period Intrathecal Administration (dose: 1.5 x 1013 vg) at Day 1 AEs=adverse events; ECG=electrocardiogram; MRI=magnetic resonance imaging; Q3=every 3; QOL=quality of life; UBDRS=Unified Batten Disease Rating Scale; vg=viral genomes. Figure 2. Hamburg Motor and Language Scale3 Motor Function Language Function Normal Normal Clumsy, falls Abnormal Non-walking Minimal Immobile Unintelligible or no vocalization 3 3 3 = normal condition 2 = slight or just noticeable abnormality 1 = severe abnormality 0 = complete loss of function In each domain, the rating is structured so that a score of: 2 2 1 1 0 0 Statistical Analyses • Safety data were analyzed for all 12 treated patients; efficacy results were presented for 8 patients, including all sibling pairs with ≥1 year of data and nonsibling patients with ≥2 years of data • HM+L scores of treated patients were compared with their untreated siblings, as well as natural history data derived from an ongoing, retrospective chart review study in CLN6 Batten disease (clinicaltrials.gov: NCT03285425) • Interim data cutoff was July 31, 2019 RESULTS Baseline Characteristics • The study population (n=12) included both male and female patients ranging from 19 to 79 months in age • Baseline characteristics for the 8 patients evaluated for efficacy are shown in Table 1 Table 1. Patient Characteristics Patient Sex Age at Gene Transfer (months) Exposure Duration (months)* Hamburg Motor + Language at Baseline Time Between Baseline and Last Measure (Months) 1 F 63 41 3 25 2 F 30 39 6 23 3 M 36 38 5 24 4 M 67 30 4 24 5 F 79 29 3 24 6 M 56 28 5 24 7 M 19 22 5 22 8 M 61 18 4 16 *Calculated to July 31, 2019. Patients 1-8 were included in the efficacy results. Safety • At interim data cutoff, duration since gene transfer ranged from 8 to 41 months • 137 adverse events (AEs) were reported among the 12 patients, and most AEs were mild and unrelated to treatment. Table 2 reports all treatmentemergent AEs [TEAEs] that occurred in >1 patient • Nine Grade 3 (severe) AEs (SAEs) were reported in 4 patients; 4 of the SAEs were considered possibly related to treatment (2 events of vomiting, 1 event of epigastric pain, and 1 event of fever; all 4 recovered) • No Grade 4 (life-threatening) AEs or deaths were reported • No pattern of AEs related to AAV9 or CLN6 transgene immunogenicity was observed Table 2. Treatment-Emergent Adverse Events That Occurred in >1 Patient Adverse event N=12 n (%) Upper respiratory tract infection 7 (58.3) Viral infection 6 (50) Vomiting 5 (41.7) Hematuria 4 (33.3) Back pain 3 (25) Constipation 3 (25) Diarrhea 3 (25) Seizure 3 (25) Viral gastroenteritis 3 (25) Abnormal behavior 2 (16.7) Insomnia 2 (16.7) Myoclonus 2 (16.7) Otitis media 2 (16.7) Procedural pain 2 (16.7) Pyrexia 2 (16.7) Urinary tract infection 2 (16.7) Hamburg Motor and Language Score Figure 3. Mean Hamburg Motor and Language Aggregate Score, Motor Subscore, and Language Subscore Over Time in CLN6 Natural History Patients Age (months) Mean Hamburg Motor + Language Score 0 0 12 24 36 48 60 72 84 96 108 120 132 1 2 3 4 5 6 n=11 pts with late-infantile CLN6 Motor + Language Motor Language CLN6 natural history shows a progressive decline of approximately one point per year in the Hamburg Motor and Language score from age two onwards with similar decline in motor and language. Figure 4. Individual Hamburg Motor and Language Aggregate Score, Motor Subscore, and Language Subscore of AAV9-CLN6 Gene Transfer Patients 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 7 Treated at 19 Months HM+L MOTOR LANGUAGE HM+L MOTOR LANGUAGE Score 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 2 Treated at 30 Months 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 3 Treated at 36 Months 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 6 Treated at 56 Months Months on Treatment Months on Treatment 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 8 Treated at 61 Months Score 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 1 Treated at 63 Months 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 4 Treated at 66 Months 0 1 2 3 4 5 6 0 3 6 9 12 15 18 21 24 Patient 5 Treated at 79 Months Months on Treatment Months on Treatment Months on Treatment Months on Treatment Months on Treatment Months on Treatment HM+L MOTOR LANGUAGE HM+L MOTOR LANGUAGE HM+L MOTOR LANGUAGE HM+L MOTOR LANGUAGE HM+L MOTOR LANGUAGE HM+L MOTOR LANGUAGE HM+L=Hamburg Motor and Language aggregate score. Seven of 8 patients with ≥12 months efficacy data maintained the combined Hamburg score or had initial change (+1 to -1 points) followed by stabilization. Figure 5. Comparison of AAV9-CLN6 Gene Transfer Patients and Untreated Sibling(s) in (A) Hamburg Motor and Language Aggregate Score, (B) Motor Subscore, and (C) Language Subscore 0 1 2 3 4 5 6 36 48 60 72 84 96 Treated Patient 6 vs. Untreated Sibling Treated Patient 6 Untreated Sibling Age (Months) Age (Months) Age (Months) 0 1 2 3 4 5 6 36 48 60 72 84 Treated Patient 3 vs. Untreated Sibling Treated Patient 3 Untreated Sibling 0 1 2 3 4 5 6 36 48 60 72 84 Treated Patient 8 vs. Untreated Siblings Treated Patient 8 Untreated Sibling 1 Untreated Sibling 2 A Hamburg Motor and Language Aggregate Score Score B 0 1 2 3 36 48 60 72 84 96 Treated Patient 6 vs. Untreated Sibling Treated Patient 6 Untreated Sibling Age (Months) Age (Months) Age (Months) 0 1 2 3 36 48 60 72 84 Treated Patient 3 vs. Untreated Sibling Treated Patient 3 Untreated Sibling Hamburg Motor Score 0 1 2 3 36 48 60 72 84 Treated Patient 8 vs. Untreated Siblings Treated Patient 8 Untreated Sibling 1 Untreated Sibling 2 Score C 0 1 2 3 36 48 60 72 84 96 Treated Patient 6 vs. Untreated Sibling Treated Patient 6 Untreated Sibling Age (Months) Age (Months) Age (Months) 0 1 2 3 36 48 60 72 84 Treated Patient 3 vs. Untreated Sibling Treated Patient 3 Untreated Sibling Hamburg Language Score 0 1 2 3 36 48 60 72 84 Treated Patient 8 vs. Untreated Siblings Treated Patient 8 Untreated Sibling 1 Untreated Sibling 2 Score Treated patients demonstrated no change or initial change followed by stabilization whereas untreated sibling(s) experienced substantial declines. Figure 6. Comparison of AAV9-CLN6 Gene Transfer Patients and Natural History Patients Matched Based on Age And Baseline Hamburg Motor and Language Aggregate Scores Natural History Patients (mean) AAV9-CLN6-Treated Patient Age (months) Hamburg M+L Score Pt 7 (Month 19 to 41)a 6 4 2 0 20 30 40 80 N= 9 NH pts Age (months) Hamburg M+L Score Pt 2 (Month 30 to 53) 6 4 2 0 30 40 50 +1.7 N= 4 NH pts Age (months) Hamburg M+L Score Pt 3 (Month 36 to 61) 6 4 2 0 30 40 50 60 +2.3 N= 3 NH pts Age (months) Hamburg M+L Score Pt 6 (Month 56 to 80) 6 4 2 0 50 70 90 +0.7 N= 1 NH pt Age (months) Hamburg M+L Score Pt 8 (Month 61 to 77) 6 4 2 0 60 70 +1.0 N= 4 NH pts Age (months) Hamburg M+L Score Pt 1 (Month 63 to 88) 6 4 2 0 60 70 80 90 +1.8 N= 1 NH pt Age (months) Hamburg M+L Score Pt 4 (Month 66 to 90) 6 4 2 0 60 70 80 90 +2.0 N= 1 NH pt Age (months) Hamburg M+L Score Pt 5 (Month 79 to 104) 6 4 2 0 70 90 110 +1.0 HM+L=Hamburg Motor and Language Aggregate Score; NH=natural history; pt=patient. aThis patient currently has no age- and baseline HM+L score-matched patients in the natural history cohort. To facilitate comparison of AAV9-CLN6-treated patients to natural history patients with respect to clinical course over time, HM+L results from the first 8 treated patients in this study were matched with HM+L results from 11 patients in a retrospective CLN6 natural history study (ClinicalTrials.gov Identifier: NCT03285425; PI: Emily de los Reyes, MD). For each treated patient, all natural history patients who had the same baseline Hamburg M+L score at the same age at which treatment started were “matched.” The average Hamburg M+L score for these matched patients was then calculated at the ages corresponding to last observation for each treated patient. Overall, these data indicate that the gene-therapy–treated patients demonstrate stabilization in Hamburg M+L score compared to matched natural history patients. 204 This study was supported by Amicus Therapeutics, Inc. Presented at the 48th Annual CNS Meeting, October 23-26, 2019; Charlotte, NC. Poster number 204. Hamburg Vision and Seizure SubScores Table 2. Individual Hamburg Vision and Seizure Subscores of AAV9-CLN6 Gene Transfer Patients Patient Age at Gene Transfer (months) Hamburg Vison Score Hamburg Seizure Score Baseline Month 12 Month 24 Baseline Month 12 Month 24 1 63 3 2 1 3 3 3 2 30 3 3 3 3 3 3 3 36 3 3 3 3 3 2 4 67 2 1 1 2 3 3 5 79 2 0 0 3 2 0 6 56 3 3 3 3 3 3 7 19 3 3 _ 3 3 _ 8 61 3 3 _ 3 3 _ Hamburg Vision Score is decoded as: 0: no reaction to visual stimuli; 1: reacts to light; 2: grabbing for objects uncoordinated; 3: recognizes desirable object, grabs at it. Hamburg Seizure Score is decoded as: 0: > 1 seizure per month; 1: 1 seizure per month; 2: 1 - 2 seizures in 3 months; 3: no seizure in 3 months. CONCLUSIONS • These interim safety and efficacy data suggest that AAV9-CLN6 gene therapy has the potential to stabilize disease progression of the variant late-infantile onset CLN6 Batten disease • Most adverse events were mild and unrelated to treatment; the most common treatment-related adverse events were vomiting and back pain, which were all transient. Therefore, intrathecal administration of AAV9-CLN6 is generally well tolerated • Efficacy results demonstrated a meaningful treatment effect in motor and language function ◦◦ AAV9-CLN6-treated patients demonstrated stabilization in HM+L score compared with untreated siblings and natural history patients matched for age and HM+L baseline score ◦◦ Comparison of treated younger and older patients further supports the potential benefit of early intervention of gene therapy with AAV9-CLN6 REFERENCES 1. Schultz A et al. Biochem Biophys Acta. 2013;1832(11):1801-1806. 2. Mink J et al. J Child Neurol. 2013;28(9):1101-1105. 3. Wyrwich KW et al. J Inborn Errors Metab Screen. 2018;6:1-7. 4. Steinfeld R et al. Am J Med Genet. 2002;112(4):347-354. ACKNOWLEDGMENTS The authors thank the patients and their families. Third-party medical writing assistance was provided by ApotheCom (Yardley, PA) and was supported by Amicus Therapeutics, Inc. DISCLOSURE Conflicts of Interest ER received research grants from Amicus and Biomarin and has been a consultant for Biomarin. KM received a research grant from Audentes and royalties from Amicus. LL attended advisory boards and received consultant fees from Amicus and Biomarin. CA received a research grant from Amicus. JC, HJ, AR and JB are employees of and hold stock in Amicus.